Fair value of Above / Below Market Acquired Time Charters	12 Months Ended
Dec. 31, 2019
Fair Value Of Above Below Market Acquired Time Charters
Fair Value of Above-Market Acquired Time Charters:

8.       Fair value of Above / Below Market Acquired Time Charters:

For two Augustea Vessels, which were transferred to the Company with time charter agreements attached, the Company recognized a liability of $5,373, since it determined that the respective charter rates were below market rates on the date of the transfers (Level 2). For the years ended December 31, 2018 and 2019, the amortization of fair value of the below market acquired time charters was $1,820 and $1,337, respectively, and is included under “Voyage revenues” in the consolidated statements of operations. The accumulated amortization of these below market time charters as of December 31, 2019 was $3,157.

As part of the Step 1 Acquisition of the E.R. Vessels, the Company took delivery of the vessels Star Marianne and Star Janni (Note 5) with time charter agreements attached. The Company recognized a liability of $1,269 and an asset of $336, since it was determined that the charter rate of Star Marianne was below market rates and of Star Janni was above market rates on the date of each vessel’s delivery (Level 2). For the year ended December 31, 2019, the amortization of fair value of the below market acquired time charter was $1,012, and the amortization of fair value of the above market acquired time charter was $336, which amounts are included under “Voyage revenues” in the consolidated statement of operations.

As of December 31, 2019, the intangible asset recognized in connection with the attached time charter agreement of Star Janni had been fully amortized, and the unamortized balance of the intangible liabilities described above was $2,473 and is expected to be amortized over a weighted average period of 2.17 years as follows:

Twelve month periods ending	Amount
December 31, 2020	$1,184
December 31, 2021	924
December 31, 2022	365
Total	$2,473